Cash and cash equivalents	9 Months Ended
Sep. 30, 2022
Cash and cash equivalents.
Cash and cash equivalents

6.Cash and cash equivalents

	September 30,	December 31,
	2022	2021
	(Unaudited)
Banks and corporations	8,976,534	11,080,569
Short–term investments	3,939,317	3,467,859
Cash	1,897	1,478
	12,917,748	14,549,906

As of September 30, 2022, the balance of cash and cash equivalents includes $55,164 ($71,979 December 31, 2021) of restricted cash to be used in the next 12 months exclusively for the payment of principal and interest on loans obtained by Oleoducto Bicentenario and $1,414,522 ($1,039,024 December 31, 2021), based on the financing contracts and held, mainly, to guarantee the debt service of Interconexión Eléctrica S.A. E.S.P.

The fair value of cash and equivalents is close to its book value due to its short-term nature (less than three months) and its high liquidity. Cash equivalents are convertible to a known amount of cash and are subject to an insignificant risk of changes in value.